UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Amendment No. 1 to

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported August 8, 2019): August 9, 2019

SIENTRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36709	20-5551000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 South Fairview Avenue, Suite 200

Santa Barbara, CA 93117

(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number, Including Area Code: (805) 562-3500

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SIEN	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

EXPLANATORY NOTE

On August 8, 2019, Sientra, Inc. (the “Company”) issued a press release and filed a Form 8-K (“Initial Form 8-K”) reporting its fiscal 2019 second quarter earnings results. A copy of the Company’s condensed consolidated financial statements for the quarter ended June 30, 2019 was attached as Exhibit 99.1 to the Initial Form 8-K. Subsequent to that filing, the Company determined that the impairment charge taken during its second quarter was $3.1 million lower than previously reported resulting in changes to the Company’s June 30, 2019 Condensed Consolidated Financial Statements – Unaudited. As a result, the Company is filing this Form 8-K/A to furnish the Company’s condensed consolidated financial statements for the second quarter ended June 30, 2019, as revised to include the foregoing financial statement revisions. Other than this revision, no other changes were made to the Company’s condensed consolidated financial statements attached to the Initial Form 8-K.

Item 2.02.	Results of Operations and Financial Condition.

On August 8, 2019, the Company issued a press release announcing its financial condition and results of operations for the period ended June 30, 2019. On August 9, 2019, the Company furnished a revision to its June 30, 2019 Condensed Consolidated Financial Statements—Unaudited as described in the Explanatory Note above. A copy of the press release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information under Item 2.02 of this Current Report on Form 8-K, including the press release furnished as Exhibit 99.1, is being furnished, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Revised Earnings Press Release of Sientra, Inc. dated August 9, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

SIENTRA, INC.

Dated: August 9, 2019	By:	/s/ Jeffrey Nugent
Jeffrey Nugent
Chairman and Chief Executive Officer